Exhibit 99.1

I N T E R F A C E
Interface, Inc. Investor Presentation December 2005

Forward Looking Statements This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Safe Harbor Compliance Statement for Forward-Looking Statements” included in Item 1 of the Company’s Annual Report Form 10-K for the fiscal year ended January 2, 2005, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.

Business Overview Who is Interface ?

Who is Interface?
Commercial Market Leader Leader in Innovation & Design Made to Order Approach First Mover in Sustainability The Worldwide Leader In Modular Floorcovering Segmented Approach Focused On ALL Segments Of Floorcovering-The Flooring Of Choice Industry Leader In Innovation And Design Of Floorcovering And Fabrics Unique “Make To Order” Model Offers A Competitive Advantage Recognized As The “First Mover”And A Leader In Our Industry Interface, Inc. -December, 2005

Interface is a Leader in the Commercial Interiors Market

2002 Portfolio Mix



19%
12%
1%
21%
47%

Core Focused

LTM 2005 Portfolio Mix



21%
2%
12%
65%

- Modular Floorcovering
- Fabrics
- Service Business
- Broadloom Floorcoverings
- Specialty Products

World's Largest Modular Floorcovering Manufacturer



Commercial Market Leader
Segmented Approach
Leader in Innovation & Design
Made to Order Approach
First Mover Sustainability

Bentley Prince Street Is One Of The Most Recognized Brands in The Commercial Broadloom Market

The Largest Commercial Fabrics Manufacturer In North America And The United Kingdom

Interface Portfolio

99% Commercial
1% Residential

65% Corporate Office
35% Non-Corporate

90% Refurbishment
10% New Construction

Interface, Inc. – December, 2005

5

Modular Carpet will Become the Floor Covering of Choice



Interface U.S. Market Opportunity Expansion
0%
50%
CURRENT MODULAR PENETRATION
$ 800M
$ 25B
MARKET SIZE
Total Hard Surface Floorcovering Market
$8B
*0%
$11B
*0%
Total Residential Floorcovering Market
$14B
*6%
Total Soft Floorcovering Market
$22B
*4%
Total U.S. Floorcovering Market
$1.7B
*20%
Non-Corporate Specified Market
$2.6B
*30%
Specified Commercial Soft Floorcovering Market – ALL Segments
$.8B
*50%
Specified Corporate Office Segment
* Denotes Modular Penetration in 2004

Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and Management expectations



Commercial Market Leader
Segmented Approach
Leader in Innovation & Design
Made to Order Approach
First Mover Sustainability

Modular solutions across ALL Floorcovering segments has exponentially grown our opportunity

Interface, Inc. – December, 2005

6

Interface Continues to be the FIRST to Market with Products Recognized for Innovation and Design

FAVORITE CARPET MANUFACTURERS

SERVICE	QUALITY	DESIGN	PERFORMANCE	VALUE
1. INTERFACE	**1. INTERFACE**	**1. INTERFACE**	**1. INTERFACE**	**1. INTERFACE**
SHAW CONTRACT	**2. BPS**	**2. BPS**	2. LEES	SHAW
2. BENTLEY PRINCE	3. SHAW CONTRACT	SHAW	**3. BPS**	2. LEES
STREET (BPS)	4. LEES	ATLAS	SHAW	PATCRAFT
3. J&J	5. KARASTAN	3. INVISION	4. MANNINGTON	**3. BPS**
PATCRAFT	6. ATLAS	CONSTANTINE	ATLAS	J&J
4. LEES	7. MOHAWK	4. LEES	5. MOHAWK	MILLIKEN
ATLAS	J&J	MONTEREY	MILLIKEN	4. MOHAWK
5. MASLAND	MANNINGTON	MANNINGTON	6. DESIGNWEAVE	ATLAS
DESIGNWEAVE	8. BEAULIEU	MILLIKEN	C&A	DESIGNWEAVE
6. MANNINGTON	CONSTANTINE	5. KARASTAN		5. BEAULIEU
KARASTAN	C&A	DURKAN		
DURKAN	MILLIKEN	MASLAND		
INVISION				
C&A				
MILLIKEN				
Also mentioned: Mohawk, Blue Ridge, Beaulieu, Constantine	Also mentioned: Blue Ridge, Masland, Burlco, Designweave, Masland, Monterey, Patcraft	Also mentioned: Beaulieu, Mohawk, Tuva Looms		, Bigelow, , Masland

Source: 2005 Floor Focus Magazine

Architects and Designers rated Interface Modular FIRST in ALL categories of the 2005 Floor Focus magazine survey


Commercial Market Leader
Segmented Approach
Leader in Innovation & Design
Made to Order Approach
First Mover Sustainability

Interface INNOVATION

1. **INVENTED** Carpet Tile In Europe
2. **PIONEERED** The Modular Concept In The U.S.
3. **FIRST** To Pattern Modular Carpet
4. **FIRST** In The Industry To Recognize The Importance Of Sustainability
5. **FIRST** to Introduce PLA (Bio-based) Fabric and Carpet
6. **FIRST** to Introduce The “Random” Modular Products
7. **INVENTED** the Portable Creel
8. **EARLY** Adopter Into The Residential Market With Carpet Tile
9. **FIRST** to Introduce the Modular product into ALL Commercial Segments
10. **FIRST** To Manufacture Carpet Tile In Asia

Interface, Inc. – December, 2005

7

Interface Maintains a Strong Competitive Advantage Through its Made to Order Philosophy

Interface Operational Model



100%
0%
% MADE TO ORDER
Americas Modular
Asia Pacific Modular
Americas Broadloom
Europe Modular
Fabrics
1
INVENTORY TURNS
12

Interface is the ONLY major player with "Made to Order" philosophy



Commercial Market Leader
Segmented Approach
Leader in Innovation & Design
Made to Order Approach
First Mover Sustainability

The Made to Order ADVANTAGE

1. **Increases speed to market**
2. **Offers unique customer service** capabilities
3. Supports a **constant flow of new products**
4. Offers sales force the **opportunity to visit the customer with new product**
5. **Decreases lead time** to customers
6. **Offers differentiation to support high price points** and fight commoditization
7. **Promotes lean manufacturing** culture with continued focus on cost improvement
8. **Increases inventory turns**
9. **Promotes innovation** and manufacturing process adaptability
10. **Increases opportunities for sustainability**

Interface, Inc. – December, 2005
8

Interface Continues to be Recognized as the Leader in Sustainability

GREEN LEADERS

Every year, Interface's green efforts seem to impress the designers more and more. This year, 45% of the designers named them number one, nearly double last year's total. New to the list this year: **Bentley Prince Street**, Crossville, Johnsonite, Patrcraft, Honeywell and Dal-Tile.

	2005	2004
1. INTERFACE	45%	25%
2. SHAW	14%	13%
3. FORBO	8%	10%
4. C&A	7%	8%
MANNINGTON	7%	3%
5. MILLIKEN	5%	4%
LEES	5%	4%
BENTLEY PRINCE STREET	5%	
6. ECOSURFACES	4%	3%

Also mentioned: Crossville, Johnsonite, Patcraft, Invista, Honeywell, Designweave, Dal-Tile.

GREEN KUDOS

Interface Flooring once again got the most praise for its green efforts, while Mannington and the recycled rubber flooring product EcoSurfaces also received considerable praise.

1. **INTERFACE'S CARPET TILES/NEW STANDARD GLASBACK WITH 40% RECYCLED CONTENT/ INTERFACE'S METAMORPHOSIS & OTHER RANDOM TILES**
2. MANNINGTON'S: ARTCRAFT/PVC-FREE RESILIENT "RELAY"/RECYCLED VCT
3. ECOSURFACES: ECONIGHTS/ RECYCLED RUBBER, IN GENERAL
4. SHAW'S: ECOWORX/MCDONOUGH COLLECTION
5. CORK IN GENERAL/EXPANKO'S XCR CORK & RUBBER/FORBO'S LINOLEUM/WICANDER'S AMORIM CORK/DECORIA LVT WITH ANTIMICROBIAL & HIGH RECYCLED CONTENT
6. CARPET TILES IN GENERAL/ANTRON/BLUE RIDGE'S SAVANT PRODUCTS
7. CROSSVILLE/RECYCLED GLASS/STRATICA/BAMBOO/ LYPTUS
8. TERAZZO ENVIROGES/WOODSTALK BY DOW WHEAT STRAW FLOOR UNDERLAYMENT

Source: 2005 Floor Focus Magazine



Commercial Market Leader
Segmented Approach
Leader in Innovation & Design
Made to Order Approach
First Mover Sustainability

Zero Footprint by the Year 2020 is the Goal …

Interface, Inc. – December, 2005

9

Poised for Growth …2003 through LTM 2005 Review

2005 LTM Operating Income Up 22% vs. YE 20042005 LTM Sales Growth of 9 % vs. YE 2004In 2003 Interface Began to Build a Foundation for Future Growth …Execution has Been the Key to Our Success Leading the Acceptance of Modular Carpet Decreased Dependence on the Corporate Office Market Significantly Improved Liquidity Exited Underperforming Assets Broadloom and Fabrics businesses Returned to Profitability Established a Foundation for Residential Growth with the InterfaceFlor Consumer Brand Solidified Interface’s Position on Sustainability EXECUTE SUSTAINABLE GROWTH

Execution and Innovation Have Been the Keys to Success Divested Re:Source Americas (15 Owned Dealers)Re-financed $135M Senior-Subs Developed and Launched I2 campaign (Random Products)Launched Interface Flor (Residential Business)Developed recycled backing for carpet tile (GlasBacRE)Began $25M Cost Cutting Initiative Developed Segmentation Strategy Interface Fabrics and Broadloom Return to Profitability US and Asia Pacific Modular businesses have RECORD year!!! Renewed $100M Facility to ensure Liquidity Divested Interface AR (Raised Flooring) Q1 2003 Q3 2005 Turn-Around Timeline $2.64 -Lowest Price Recorded $11.00-52 Week High 2.00 11.00 2003 2003 2005 12/2005

The Marketplace Has Momentum …The Strategy Has Momentum …Interface Has Momentum Corporate office market in the U.S. continues to improve. Modular carpet is taking a greater share of the commercial space Interface is leading and shaping the worldwide modular market through best-in-class product development and design. Interface Asia Pacific continues its significant growth trends as we capture emerging markets. Segmentation continues to offer a significant opportunity for future growth. InterfaceFlor has been successful in introducing carpet tile as a residential floorcovering alternative. Interface Fabrics and Bentley Prince Street have returned to Profitability Continuing to increase our speed to market while further enhancing our innovation capabilities Overall debt levels need to be reduced Need to achieve critical mass in our Broadloom and Fabrics businesses Further establishing a consumer brand in InterfaceFlor What is Working …?What are Our Challenges …?

-40%-30%-20%-10% 0% 10% 20% 30%The Industry is Off from Historical Highs, but Shows Signs of a Recovery BIFMA Orders Year over Year Change %Growth for the year in 2005 is forecasted to be 9.2% vs. 2004 2006 expectations are for an additional 8% year over year
7000 8000 9000 10000 11000 12000 13000 14000 Office Furniture Market TTM Shipments (January 1995 -September 2005)) 36% decline from Peak to Trough (2000 -2003)01/9509/05Source: Global Insight; BIFMA

$876 $745 $767 $881 $958 $0 $200 $400 $600 $800 $1,000 $1,200 2001 2002 2003 2004 LTM Q3 2005Interface Showed Considerable Gains, Despite a Sluggish Corporate Office Market …Segmentation is Driving Growth US $(000’s)Growth occurred through the execution of Interface’s Strategic Platforms Corporate Office14% Growth Interface 2003Market Segmentation33% Growth$ 767 MResidential270% Growth Emerging Markets44% Growth$ 958 M Interface LTM 200525 % Growth YTD Baseline Note: * Platform percentage (%) growth figures are comparing LTM Q3 2005 versus 2003** All numbers exclude discontinued operations, as required by GAAP Interface Net Sales Revenue2000 -20057% CAGR (2002-LTM 2005)

$484 $442 $473 $563 $627 0 100 200 300 400 500 600 700 2001 2002 2003 2004 LTM Q3 2005 0% 5% 10% 15% 20% Interface Modular Net Sales and Operating Profit Margin 2001 -2005 Interface is the Worldwide Leader in the Design and Manufacture of Carpet Tiles -The Flooring of Choice$ in Millions% Operating Profit Margin Modular Carpet is Taking Share In All Commercial Segments As It Becomes the Flooring of Choice Modular Operating Profit %Actual Modular Net Sales 2005 2004 2003 2002 1 Carpet Tiles 67% 58% 56% 55% 2 Linoleum 31% 40% 30% 24% 3 Ceramic / Porcelin 39% 31% 33% 41% 4 Stone 45% 31% 29% 47% 5 Vinyl 17% 30% 25% 31% 6 Rubber 33% 30% 27% 30% 7 Hardwood 31% 24% 17% 30% 8 Laminate 19% 21% 10% 17% 9 Area Rugs 30% 20% 28% 34% 10 Cork 24% 19% 14% 17% 11 Bamboo 30% 16% 21% 23% 126' Rolls 11% 12% 14% 13% 13 Broadloom 17% 11% 12% 15% 1 Nylon 25% 19% 20% 18% 2 Wool 8% 4% 11% 13% 3 Polyester 6% 4% 4% 3% 4 Olefin 2% 4% 5% 1% Carpet Tile has remained the most often specified product over the last several years, and it growing. Figures reflect the number of designers who are specifying more of the products below. Hot Products Fibers 2005 2004 2003 Corporate 81% 63% 75% Tenant Improvement 67% N/AN/A Healthcare 64% 46% 25% Education 60% 54% 28% Retail 43% 35% 16% Hospitality 43% 26% 5% Public Spaces 47% 6% 7% Do NOT Specify Carpet Tile 11% 9% N/A Where are you Specifying Carpet Tile? Although the majority of respondents are specifying Carpet Tile for Corporate jobs, the Top 25 are also specifying it for their projects in new markets sectors Source: 2005 Floor Focus Magazine Source: 2005 Floor Focus Magazine10% CAGR (2002 -LTM 2005)

$141 $115 $110 $119 $121 0 20 40 60 80 100 120 140 160 2001 2002 2003 2004 LTM Q3 2005 -15% -10% -5% 0% 5% 10% 15% 20% Bentley Prince Street has Returned to Profitability …Poised to Take Advantage of the Corporate Office Rebound Bentley Prince Street Net Sales and Operating Profit Margin2001 -2005 $ in Millions BPS Operating Profit % Actual BPS Net Sales % Operating Profit Margin • Largest commercial carpet manufacturer located on the West Coast • Full-service floorcovering provider, offering a complete package of high quality, high fashion solutions in the broadloom and modular markets. •Leading brand at the high-end of the commercial specified broadloom market • Serves a world-wide base of customers in multiple segments • Offers a residential solution through its Prince Street House and Home brand and A&D cross-over Who is Bentley Prince Street ?

Interface Fabrics has Returned to Profitability Despite the Unprecedented Decline in the Commercial Office Furniture Market
Interface Fabrics Net Sales and Operating Profit Margin 2001 -2005 $ in Millions Fabrics Operating Profit % Actual Fabrics Net Sales % Operating Profit Margin $209 $173 $173 $186 $194 0 50 100 150 200 250 2001 2002 2003 2004 LTM Q3 2005-15%-10%-5% 0% 5% 10% 15% 20% • Interface Fabrics currently services the Contract, Hospitality, Healthcare, Home and Automotive markets •We believe that Interface Fabrics currently maintains a 60% market share of the panel fabrics market and an approximate 30% share of the contract upholstery market in the commercial office space • Led the introduction of PLA fabric into the commercial market with the introduction of the award winning brand Terratex-current sales for Q3 2005 YTD are up 16% over prior year period • Received first automotive adoption in the Ford Expo hybrid-projected to represent approximately $8M in annual fabric sales in 2007Who is Interface Fabrics ?Anticipation for Growth is High

The Path Forward …Roadmap for Growth

Tenets for Success • Broaden our Market Focus-We will become the “Flooring of Choice” • Continue to Lead with Fashion and Design while increasing speed to market • Increase the Focus on the Architect and Design Community as they increase their influence across all market segments • Capitalize on our Journey to Sustainability through marketing and potential new ventures • Drive Segmentation -Continue to drive our segmentation strategy in all of our business units, with particular focus in Europe and Asia, and Fabrics • Capture Emerging Markets through increased investment in China, S.E. Asia, India and MEA • Aggressively Grow the Residential Business by creating the most recognized consumer brand of carpet tile • Minimize Expenses in order to capitalize on operating leverage in the businesses • De-lever the Balance Sheet through debt reduction and potential divestiture of underperforming assets

4.52 4.93 1.46 0.77 4.25 4.62 2.4 6.2 $0 $40 $80 2001 2002 2003 2004 LTM Q3 2005 Interface Has Made the Turn …More Growth Opportunity Still Exists Interface EBIT2000 -LTM 2005(Including Restructuring Charges)$ 59.1 $ 47.3 $ 37.6 $ 60.7 (000’s) $ 74.2 Restructuring Charges EBIT; Earnings before Interest & Taxes Interface Gross Profit and Gross Profit % of Net Sales Interface SG&A Totals and SG&A % of Net Sales $262 $223 $223 $265 $293 30% 30% 29% 30% 31% $0 $100 $200 $300 $400 2001 2002 2003 2004 LTM Q3 2005 20% 25% 30% 35% 40% 45% 50% $203 $176 $186 $204 $219 23% 24% 24% 23% 23% $0 $100 $200 $300 2001 2002 2003 2004 LTM Q3 2005 10% 15% 20% 25% 30% 35% 40%

Why is the Time Right to Invest in Interface? The U.S. office market is beginning to rebound-Indications are that we are in the early days (second year) of the recovery with tremendous pent-up demand, which should create a robust office market Carpet Tile is reaching the “Tipping Point” in the commercial market as acceptance increases in ALL segments Interface is reaching record levels of profitability in the Worldwide Modular Businesses despite a modestly recovering office market in the U.S. and a down office market in Europe Interface is in the early stages of realizing momentum in the Bentley Prince Street and Fabrics businesses, expectations are for a continued improvement in profitability Interface’s “First Mover” status in the emerging markets positions us to benefit from growth in India, China, Southeast Asia and the Middle East The marketplace is rewarding our position on sustainability as companies in many industries scramble to become “greener”

We Don’t Know How Far Modular Can Go …